SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                  New York                               13-5160382
     (Jurisdiction of incorporation                   (I.R.S. Employer
      if not a U.S. national bank)                   Identification No.)

 48 Wall Street, New York, New York                       10286
(Address of principal executive offices)               (Zip code)

                                -----------------

                         ARIZONA PUBLIC SERVICE COMPANY
               (Exact name of obligor as specified in its charter)


                   Arizona                               86-0011170
        (State or other jurisdiction                  (I.R.S. Employer
    of incorporation or organization)                Identification No.)

          400 North Fifth Street
              Phoenix, Arizona                            85004
(Address of principal executive offices)                (Zip code)

                                -----------------

                              First Mortgage Bonds*
                       (Title of the indenture securities)


-----------------------
*Specific title(s) to be determined in connection with sale(s) of First Mortgage Bonds.

Item 1.   General Information.*

          Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the                  2 Rector Street, New York, N.Y. 10006
   State of New York                              and Albany, N.Y. 12203
Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation           550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association             New York, N.Y.

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

Item 16.  List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

            1.    -    A copy of the Organization Certificate of The Bank of New
                       York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.
                       (Exhibit  1 to  Amendment  No. 1 to Form T-1  filed  with
                       Registration Statement No. 33-6215, Exhibits 1a and 1b to
                       Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration
                       Statement No. 33-29637.)

            4.    -    A copy of the existing By-laws of the Trustee. (Exhibit 4
                       to  Form  T-1  filed  with  Registration   Statement  No.
                       33-31019.)

             6.   -    The consent of the Trustee  required by Section 321(b) of
                       the Act.  (Exhibit 6 to Form T-1 filed with  Registration
                       Statement No. 33-44051.)

             7.   -    A copy of the latest  report of  condition of the Trustee
                       published  pursuant  to law or  the  requirements  of its
                       supervising or examining authority.
--------
     *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of May, 1997.


                                               THE BANK OF NEW YORK


                                               By:       WALTER N. GITLIN
                                                     -----------------------
                                                           Walter N. Gitlin
                                                           Vice President

                                                                     EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             in Thousands
------                                                             ------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin .................................          $ 6,024,605
  Interest-bearing balances ...............................              808,821
Securities:
  Held-to-maturity securities .............................            1,071,747
  Available-for-sale securities ...........................            3,105,207
Federal funds sold in domestic
  offices of the bank: ....................................            4,250,941
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .....................................31,962,915
  LESS:  Allowance for loan and
    lease losses ...............................   635,084
  LESS: Allocated transfer risk
    reserve ....................................       429
  Loans and leases, net of unearned
    income, allowance, and reserve ........................           31,327,402
Assets held in trading accounts ...........................            1,539,612
Premises and fixed assets (including
  capitalized leases) .....................................              692,317
Other real estate owned ...................................               22,123
Investments in unconsolidated subsid-
  iaries and associated companies .........................              213,512
Customers' liability to this bank on
  acceptances outstanding .................................              985,297
Intangible assets .........................................              590,973
Other assets ..............................................            1,487,903
Total assets ..............................................          $52,120,460

                                                                     EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES

Deposits:
  In domestic offices......................................          $25,929,642
  Noninterest-bearing.......................... 11,245,050
  Interest-bearing............................. 14,684,592
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs..........................          12,852,809
  Noninterest-bearing............................. 552,203
  Interest-bearing............................. 12,300,606
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the bank and
  of its Edge and Agreement subsidiaries,
  and in IBFs:
  Federal funds purchased....................................         1,360,877
  Securities sold under agreements to
    repurchase...............................................           226,158
Demand notes issued to the U.S.
  Treasury...................................................           204,987
Trading liabilities..........................................         1,437,445
Other borrowed money:
  With original maturity of one year or less.................         2,312,556
  With original maturity of more than
    one year ................................................            20,766
Bank's liability on acceptances
  executed and outstanding...................................         1,014,717
Subordinated notes and debentures............................         1,014,400
Other liabilities............................................         1,721,291
                                                                     ----------
Total liabilities............................................        48,095,648
                                                                     ----------


EQUITY CAPITAL

Common stock.................................................           942,284
Surplus......................................................           731,319
Undivided profits and capital
  reserves...................................................         2,354,095
Net unrealized holding gains (losses)
  on available-for-sale securities...........................             7,030
Cumulative foreign currency
  translation adjustments....................................            (9,916)
Total equity capital.........................................         4,024,812
Total liabilities and equity capital........................        $52,120,460

                                                                     EXHIBIT 7
                                                                   (Page 3 of 3)

         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    J. Carter Bacot  )
    Thomas A. Renyi  )             Directors
    Alan R. Griffith )